Exhibit 5.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of October, 2005.

/s/ Glen A. Barton
Glen A. Barton

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of October, 2005.

/s/ Angus A. Bruneau
Angus A. Bruneau

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of October, 2005.

/s/ Ronald C. Cambre
Ronald C. Cambre

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of October, 2005.

/s/ Janice K. Henry
Janice K. Henry

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of October, 2005.

/s/ Chaviva Hošek
Chaviva Hošek

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of October, 2005.

/s/ Peter C. Jones
Peter C. Jones

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of October, 2005.

/s/ John T. Mayberry
John T. Mayberry

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of October, 2005.

/s/ David P. O’Brien
David P. O’Brien

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of October, 2005.

/s/ Roger Phillips
Roger Phillips

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Stuart F. Feiner, David McIntyre, Mark Travers, Ron Lehtovaara and Stephanie Anderson, and each of them with full power to act alone, his or her true and lawful attorneys and agents in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which the said attorneys and agents, or any of them, may deem necessary or advisable to enable Inco Limited (the “Company”) to comply with the United States Securities Act of 1933, as amended (the “Act”) and any rules, regulations and requirements of the United States Securities and Exchange Commission (the “SEC”) in respect thereof in connection with the registration under the Act of up to a total aggregate of 205 million common shares in the capital of the Company (the “Common Shares”), whereby the Common Shares will be so registered under the Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign on the undersigned’s behalf as a Director of the Company one or more Registration Statements of the Company on Form F-8 (or any comparable form or forms) (“Registration Statements”) pursuant to the Act, as determined upon the advice of counsel to be filed with the SEC in respect of the Common Shares, and to any and all amendments or supplements (including, but not limited to, post-effective amendments) to the said Registration Statements as may be required, and the undersigned Director hereby ratifies and confirms all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 11th day of October, 2005.

/s/ Richard E. Waugh
Richard E. Waugh